UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5522
                                   ------------


                             AXP SECTOR SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:   12/31
                         --------------

AXP(R)
  Dividend
    Opportunity
        Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Dec. 31, 2004

AXP Dividend Opportunity Fund seeks to provide shareholders with a high level of current income. Secondary goal is growth of income and capital.

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      12

Notes to Financial Statements             15

Fund Expenses Example                     26

Proxy Voting                              28

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT DEC. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Warren Spitz                      2/04                       20
Steve Schroll                     2/04                       23
Laton Spahr                       2/04                        5

FUND OBJECTIVE

High level of current income. Secondary goals are growth of income and capital.

Inception dates by class
A: 8/1/88     B: 3/20/95    C: 6/26/00     I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INUTX      B: IUTBX      C: ACUIX       I: --        Y: --

Total net assets                                         $1.057 billion

Number of holdings                                                  113

STYLE MATRIX

       STYLE
VALUE  BLEND  GROWTH
 X                    LARGE
 X                    MEDIUM SIZE
 X                    SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SEC YIELDS

At Dec. 31, 2004

           Class A      Class B      Class C      Class I      Class Y
            2.19%        1.57%        1.57%        2.63%        2.49%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Financials 20.9%
Utilities 19.9%
Materials 13.1%
Energy 11.8%
Telecommunication services 11.2%
Consumer staples 9.6%
Industrials 4.1%
Health care 3.2%
Consumer discretionary 2.9%
Short-term securities* 1.7%
Information technology 1.6%

* Of the 1.7%, 1.4% is due to security lending activity. 0.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets
Bank of America (Banks and savings & loans)                        4.0%
ChevronTexaco (Energy)                                             3.0
Altria Group (Beverages & tobacco)                                 2.7
Citigroup (Finance companies)                                      2.6
SBC Communications (Utilities -- telephone)                        2.5
BP ADR (Energy)                                                    2.1
AT&T (Utilities -- telephone)                                      1.9
Reynolds American (Beverages & tobacco)                            1.9
Dow Chemical (Chemicals)                                           1.9
XL Capital Cl A (Insurance)                                        1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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3 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

[bar chart]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Dec. 31, 2004

                 (bar 1)             (bar 2)               (bar 3)
                 +13.83%             +12.08%               +9.15%

(bar 1) AXP Dividend Opportunity Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Equity Income Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                  Class B                     Class C            Class I         Class Y
(Inception dates)          (8/1/88)                 (3/20/95)                   (6/26/00)          (3/4/04)        (3/20/95)
                                                            After                       After
                     NAV(1)      POP(2)        NAV(1)      CDSC(3)        NAV(1)       CDSC(4)      NAV(5)          NAV(6)
at Dec. 31, 2004
6 months*            +13.83%      +7.28%      +13.32%      +8.32%        +13.33%      +12.33%      +14.03%          +13.90%
1 year               +13.72%      +7.18%      +12.94%      +8.94%        +12.98%      +12.98%         N/A           +14.22%
3 years               +1.36%      -0.62%       +0.56%      -0.39%         +0.58%       +0.58%         N/A            +1.58%
5 years               -1.27%      -2.43%       -2.03%      -2.20%           N/A          N/A          N/A            -1.06%
10 years              +8.60%      +7.96%         N/A         N/A            N/A          N/A          N/A             N/A
Since inception       +9.61%      +9.22%       +7.96%      +7.96%         -2.42%       -2.42%      +11.93%*          +8.95%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP Dividend Opportunity Fund's portfolio management team discusses the Fund's results and positioning for the first half of the current fiscal year.

Q: How did AXP Dividend Opportunity Fund perform for the six months ended Dec. 31, 2004?

A: AXP Dividend Opportunity Fund's Class A shares gained 13.83% (excluding sales charge) for the six months ended Dec. 31, 2004, outperforming the 12.08% advance of the Russell 1000(R) Value Index (Russell Index), the Fund's benchmark, and the 9.15% gain of the Lipper Equity Income Funds Index, the Fund's peer group, for the same period.

Q:  What factors most significantly  affected performance?

A: The Fund benefited from the fact that higher-dividend paying sectors outperformed lower-dividend paying sectors. We have seen more interest in dividend-paying stocks following the 2003 legislation that provides favorable tax treatment to qualified dividend income from equity securities. More investors consider both the dividend factor and the effectively higher after-tax yields on these equities as criteria in choosing stocks. Also, in an atmosphere wherein corporate governance and accounting scandals continue to make headlines, cash payout of dividends show genuine financial strength.

    More specifically, the Fund's significant exposure to and stock selection within the materials, utilities and other energy sectors contributed positively to semiannual performance. Within materials, the Fund's best performance came from the chemicals industry, particularly Lyondell Chemical and Eastman Chemical. Other materials holdings, including international diversified metals mining company Rio Tinto, paper and related products giant MeadWestvaco and road salt processor Compass Minerals International were strong performers as well.

    Within the utilities sector, AT&T was an outstanding performer. So, too, was Public Service Enterprise Group, the holding company for PSE&G, which distributes electricity and gas in New Jersey. The company was acquired during the period by Exelon, a major utility company in Illinois and Pennsylvania. Within other energy, the oil services and natural gas pipeline industries performed best, with Fund holdings Halliburton and Enbridge among those boosting relative returns. Detracting from Fund performance was its exposure to autos and transportation, particularly its holding in General Motors. We sold the Fund's position in General Motors toward the end of the reporting period.

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5 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)>The Fund's significant exposure to and stock selection within the materials, utilities and energy sectors contributed positively to semiannual performance.(end callout quote)

Q:  What changes did you make to the  Fund's portfolio?

A: We increased the Fund's positions in the wireline telecommunications and oil services industries, as these areas maintain strong prospects. We also added some exposure to banks, pharmaceuticals and insurance companies on price weakness. We reduced the Fund's positions in producer durables and materials, taking profits from several stocks that had performed well. We particularly reduced exposure to several chemicals companies.

    We maintained a low turnover throughout the semiannual period in an effort to take advantage of the benefits of 2003's federal tax legislation. Every major sector in the Russell Index was represented in the Fund throughout the period.

Q:  How do you intend to manage the Fund in the coming months?

A: A great deal of uncertainty was taken out of the equity markets toward the end of the semiannual period with the presidential election resolved in November, the direction of Federal Reserve Board policy widely accepted and companies reporting in-line earnings. Indeed, equity market volatility was at multiyear lows during the last months of 2004. However, while we are reasonably confident the U.S. economy will continue to grow, its expansion in the coming months may be at a slower pace than many anticipate. This sluggishness, in turn, could be the basis of increased volatility in stock prices going forward. Also, if the Federal Reserve Board increases interest rates more vigorously than the market currently expects in order to ward off inflationary pressures, then this could also raise volatility levels.

    Given this view along with our belief that large-capitalization equity valuations have become more reasonable, closing the gap with small-cap and mid-cap equities overall, we anticipate that large-cap stocks may outperform in the coming months. At the same time, however, we believe that style investing may become less critical ahead, as there has been a convergence in performance

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6 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

AXP DIVIDEND OPPORTUNITY FUND'S INVESTMENT PROCESS

[picture illustrates Initial Stock Universe where Quantitative Value Screens prior to Fundamental Research results in a Portfolio of Best Ideas]

The Fund uses a variety of screens to find undervalued stocks with attractive dividend income potential.

    between growth-oriented and value-oriented stocks of late. While we will stay disciplined to our deep value style of investing, we intend to slightly modify our strategy within those four areas of the equity market where the portfolio has had significant allocations for some time now -- industrials, energy, telecommunications services and select financials.

    We intend to reduce the portfolio's exposure to industrials, which incorporates basic materials and producer durables, while still maintaining a sizable allocation. Within energy, we intend to emphasize oil services and drilling companies. Though the price of oil has declined, more capital spending will likely be required to maintain the production levels needed to meet strong demand. Within telecommunications services, we intend to focus on U.S. long distance and foreign telecommunications companies. U.S. long distance companies have underperformed to date, generating low market expectations, yet they continue to produce strong free cash flow. We expect foreign telecommunications companies to benefit from improved fundamentals and little competition.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate.

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7 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. (end callout quote)

    Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. Corporate managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders.

    Indeed, the amount of dollars paid to shareholders in dividends was the highest ever during this semiannual period. That said, we must note that Microsoft, in which the Fund holds a position, paid a special dividend to its shareholders of $32 billion, or $3 per share, in December, the largest ever dividend in corporate history. Still, the trend remains valid. The pace of corporate dividend increases has heightened both in frequency and in magnitude, and a greater number of companies increased dividends in 2004 than in 2003.

    We intend to continue managing the Fund through a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.

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8 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Dividend Opportunity Fund

Dec. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.9%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.2%)
Honeywell Intl                                344,100              $12,184,581

Automotive & related (0.6%)
Genuine Parts                                 135,200                5,956,912

Banks and savings & loans (11.7%)
AmSouth Bancorporation                        515,100               13,341,090
Bank of America                               909,270               42,726,597
Capital Federal Financial                      92,700                3,337,200
Colonial BancGroup                            259,400                5,507,062
Lloyds TSB Group                              618,000(c)             5,607,458
Natl Australia Bank                           574,700(c)            12,955,469
Royal Bank of Scotland Group                  241,500(c)             8,116,479
Wachovia                                      293,700               15,448,620
Washington Mutual                             238,760               10,094,773
Wells Fargo & Co                               95,000                5,904,250
Total                                                              123,038,998

Beverages & tobacco (5.7%)
Altria Group                                  468,300               28,613,130
Diageo ADR                                    102,800(c)             5,950,064
Loew's - Carolina Group                       193,100                5,590,245
Reynolds American                             255,900               20,113,740
Total                                                               60,267,179

Broker dealers (1.0%)
JPMorgan Chase & Co                           278,100               10,848,681

Building materials & construction (1.6%)
CEMEX ADR                                     325,000(c)            11,833,250
Hanson                                        648,900(c)             5,567,299
Total                                                               17,400,549

Chemicals (7.8%)
Air Products & Chemicals                       36,700                2,127,499
Compass Minerals Intl                         431,850               10,463,726
Dow Chemical                                  401,800               19,893,118
Eastman Chemical                              302,000               17,434,460
EI du Pont de Nemours & Co                    333,200               16,343,460
Lyondell Chemical                             576,300               16,666,596
Total                                                               82,928,859

Computer software & services (1.7%)
Deluxe                                        126,900                4,737,177
Microsoft                                     477,900               12,764,709
Total                                                               17,501,886

Energy (10.1%)
BP ADR                                        386,800(c)            22,589,120
ChevronTexaco                                 607,800               31,915,578
Eni                                           273,500(c)             6,834,374
Exxon Mobil                                   260,400               13,348,104
Kerr-McGee                                    285,000               16,470,150
Royal Dutch Petroleum                         280,500(c)            16,095,090
Total                                                              107,252,416

Energy equipment & services (1.7%)
Enterprise Products Partners LP                89,100                2,304,126
Halliburton                                   412,200               16,174,728
Total                                                               18,478,854

Finance companies (2.6%)
Citigroup                                     577,600               27,828,768

Financial services (1.2%)
Fannie Mae                                     67,200                4,785,312
HSBC Holdings                                 452,800(c)             7,635,047
Total                                                               12,420,359

Food (2.0%)
ConAgra Foods                                 348,000               10,248,600
Sara Lee                                      373,100                9,006,634
Sysco                                          59,100                2,255,847
Total                                                               21,511,081

Health care products (2.7%)
Bristol-Myers Squibb                          489,400               12,538,428
GlaxoSmithKline ADR                           129,700(c)             6,146,483
Merck & Co                                    300,100                9,645,214
Total                                                               28,330,125

Household products (1.5%)
Newell Rubbermaid                             193,200                4,673,508
Tupperware                                    550,200               11,400,144
Total                                                               16,073,652

See accompanying notes to investments in securities.

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9 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Industrial services (0.6%)
BOC Group                                     309,000(c)            $5,889,017

Industrial transportation (0.2%)
Arlington Tankers                              53,900(b,c)           1,237,005
Frontline                                      13,300(c)               589,988
Ship Finance Intl                               1,773(c)                36,382
Total                                                                1,863,375

Insurance (2.4%)
Lincoln Natl                                   97,400                4,546,632
Marsh & McLennan Companies                     92,600                3,046,540
XL Capital Cl A                               230,400(c)            17,890,560
Total                                                               25,483,732

Leisure time & entertainment (0.7%)
Cedar Fair LP                                 235,500                7,747,950

Lodging & gaming (0.2%)
Intl Game Technology                           61,100                2,100,618

Machinery (1.0%)
Harsco                                         89,500                4,988,730
Tomkins                                     1,153,600(c)             5,626,427
Total                                                               10,615,157

Media (1.1%)
RR Donnelley & Sons                           327,200               11,546,888

Metals (1.0%)
Rio Tinto ADR                                  88,100(c)            10,502,401

Multi-industry (1.2%)
Pitney Bowes                                  283,700               13,129,636

Paper & packaging (1.9%)
MeadWestvaco                                  396,500               13,437,385
Stora Enso                                    412,000(c)             6,299,019
Total                                                               19,736,404

Real estate investment trust (3.1%)
Crescent Real Estate Equities                 310,800                5,675,208
Equity Office Properties Trust                198,700                5,786,144
Friedman, Billings,
  Ramsey Group Cl A                           107,000                2,074,730
Plum Creek Timber                              79,000                3,036,760
Rayonier                                      186,800                9,136,388
Vornado Realty Trust                           99,300                7,559,709
Total                                                               33,268,939

Retail -- general (0.4%)
May Dept Stores                               139,300                4,095,420

Retail -- grocery (0.5%)
Albertson's                                   217,200                5,186,736

Utilities -- electric (13.4%)
Ameren                                        111,200                5,575,568
CH Energy Group                                44,000                2,114,200
Cinergy                                       208,600                8,684,018
Consolidated Edison                           318,500               13,934,375
Dominion Resources                            133,900                9,070,386
DTE Energy                                    125,900                5,430,067
Duke Energy                                   638,600               16,175,738
Energy East                                    81,200                2,166,416
Exelon                                        152,400                6,716,268
FirstEnergy                                   180,800                7,143,408
FPL Group                                      80,400                6,009,900
Natl Grid Transco                           1,754,300(c)            16,691,753
Northeast Utilities                           103,800                1,956,630
NSTAR                                          50,800                2,757,424
Progress Energy                               168,500                7,622,940
Public Service Enterprise Group               295,600               15,303,212
Southern                                      236,600                7,930,832
TECO Energy                                   164,600                2,524,964
UIL Holdings                                   50,600                2,595,780
Total                                                              140,403,879

Utilities -- natural gas (6.9%)
Enbridge                                      262,400(c,d)          13,062,271
Enbridge Energy Management LLC                      1                       45
Equitable Resources                            51,400                3,117,924
KeySpan                                       226,600                8,939,370
Kinder Morgan                                 109,700                8,022,361
Kinder Morgan Energy LP                       185,600(d)             8,227,648
Kinder Morgan Management LLC                        1                       32
Nicor                                         312,700               11,551,138
NiSource                                      440,300               10,030,034
TransCanada                                   390,200(c)             9,704,274
Total                                                               72,655,097

Utilities -- telephone (11.3%)
ALLTEL                                         74,400                4,371,744
AT&T                                        1,088,400               20,744,904
BellSouth                                     557,300               15,487,367
BT Group                                    3,248,800(c)            12,651,309
Citizens Communications                       146,100                2,014,719

See accompanying notes to investments in securities.
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10 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- telephone (cont.)
MCI                                           546,500              $11,017,440
SBC Communications                          1,023,600               26,378,172
Telefonos de Mexico ADR Cl L                  158,000(c)             6,054,560
Telstra                                     1,533,700(c)             5,890,333
Verizon Communications                        376,800               15,264,168
Total                                                              119,874,716

Total common stocks
(Cost: $946,081,415)                                            $1,046,122,865

Preferred stock (0.5%)
Issuer                                         Shares                 Value(a)
Schering-Plough
  6.00% Cv                                     99,200               $5,549,546

Total preferred stock
(Cost: $4,966,335)                                                  $5,549,546

Short-term securities (1.7%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (0.6%)
Federal Natl Mtge Assn Disc Nts
  01-05-05                2.00%            $5,000,000               $4,998,614
  02-07-05                2.24              1,500,000                1,496,465
Total                                                                6,495,079

Commercial paper (1.1%)
Deutsche Bank Financial LLC
  01-03-05                2.25             11,800,000               11,797,788

Total short-term securities
(Cost: $18,293,940)                                                $18,292,867

Total investments in securities
(Cost: $969,341,690)(f)                                         $1,069,965,278

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Dec. 31, 2004, the value of foreign securities represented 20.9% of net assets.

(d) At Dec. 31, 2004, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.4% of net assets. See Note 5 to the financial statements. 0.3% of net assets is the Fund's cash equivalent position.

(f) At Dec. 31, 2004, the cost of securities for federal income tax purposes was approximately $969,342,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $110,137,000
      Unrealized depreciation                                       (9,514,000)
                                                                    ----------
      Net unrealized appreciation                                 $100,623,000
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

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11 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Dividend Opportunity Fund

Dec. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $969,341,690)                                                                            $1,069,965,278
Capital shares receivable                                                                                           305,819
Dividends and accrued interest receivable                                                                         2,569,360
                                                                                                                  ---------
Total assets                                                                                                  1,072,840,457
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   161,026
Capital shares payable                                                                                               53,571
Payable upon return of securities loaned (Note 5)                                                                15,177,800
Accrued investment management services fee                                                                           17,244
Accrued distribution fee                                                                                             13,405
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           1,000
Accrued administrative services fee                                                                                   1,074
Other accrued expenses                                                                                              173,162
                                                                                                                    -------
Total liabilities                                                                                                15,598,283
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,057,242,174
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,478,910
Additional paid-in capital                                                                                    1,475,545,358
Undistributed net investment income                                                                               2,959,435
Accumulated net realized gain (loss) (Note 7)                                                                  (523,364,588)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           100,623,059
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,057,242,174
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  756,863,760
                                                            Class B                                          $  289,350,387
                                                            Class C                                          $   10,781,323
                                                            Class I                                          $       10,856
                                                            Class Y                                          $      235,848
Net asset value per share of outstanding capital stock:     Class A shares            105,667,171            $         7.16
                                                            Class B shares             40,673,569            $         7.11
                                                            Class C shares              1,515,907            $         7.11
                                                            Class I shares                  1,513            $         7.18
                                                            Class Y shares                 32,867            $         7.18
                                                                                           ------            --------------
* Including securities on loan, at value (Note 5)                                                            $   14,726,434
                                                                                                             ==============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
12 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Dividend Opportunity Fund

Six months ended Dec. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $ 22,552,226
Interest                                                                                                             37,183
Fee income from securities lending (Note 5)                                                                          73,403
   Less foreign taxes withheld                                                                                     (211,964)
                                                                                                                   --------
Total income                                                                                                     22,450,848
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                2,599,136
Distribution fee
   Class A                                                                                                          903,474
   Class B                                                                                                        1,407,583
   Class C                                                                                                           50,605
Transfer agency fee                                                                                                 882,294
Incremental transfer agency fee
   Class A                                                                                                           64,559
   Class B                                                                                                           52,037
   Class C                                                                                                            1,926
Service fee -- Class Y                                                                                                  126
Administrative services fees and expenses                                                                           202,491
Compensation of board members                                                                                         5,815
Custodian fees                                                                                                       51,040
Printing and postage                                                                                                147,200
Registration fees                                                                                                    27,560
Audit fees                                                                                                           14,500
Other                                                                                                                17,648
                                                                                                                     ------
Total expenses                                                                                                    6,427,994
   Earnings credits on cash balances (Note 2)                                                                       (11,280)
                                                                                                                    -------
Total net expenses                                                                                                6,416,714
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  16,034,134
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 1,497,947
   Foreign currency transactions                                                                                     22,851
                                                                                                                     ------
Net realized gain (loss) on investments                                                                           1,520,798
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           112,454,127
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           113,974,925
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $130,009,059
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Dividend Opportunity Fund

                                                                                       Dec. 31, 2004            June 30, 2004
                                                                                     Six months ended            Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   16,034,134          $   32,723,699
Net realized gain (loss) on investments                                                   1,520,798             177,183,447
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   112,454,127            (151,790,669)
                                                                                        -----------            ------------
Net increase (decrease) in net assets resulting from operations                         130,009,059              58,116,477
                                                                                        -----------              ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                           (11,479,596)            (22,967,583)
      Class B                                                                            (3,345,603)             (7,610,661)
      Class C                                                                              (123,416)               (240,541)
      Class I                                                                                  (185)                   (175)
      Class Y                                                                                (4,793)                (18,957)
                                                                                             ------                 -------
Total distributions                                                                     (14,953,593)            (30,837,917)
                                                                                        -----------             -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                               65,708,325              73,433,239
   Class B shares                                                                        15,972,680              31,526,536
   Class C shares                                                                           938,028               2,595,342
   Class I shares                                                                                --                  10,000
   Class Y shares                                                                           186,338                 330,546
Reinvestment of distributions at net asset value
   Class A shares                                                                        10,697,585              21,389,341
   Class B shares                                                                         3,218,815               7,339,712
   Class C shares                                                                           117,647                 231,561
   Class Y shares                                                                             4,793                  18,957
Payments for redemptions
   Class A shares                                                                      (102,185,728)           (208,519,374)
   Class B shares (Note 2)                                                              (61,531,963)            (93,123,421)
   Class C shares (Note 2)                                                               (1,435,171)             (3,267,622)
   Class Y shares                                                                          (285,327)               (865,003)
                                                                                           --------                --------
Increase (decrease) in net assets from capital share transactions                       (68,593,978)           (168,900,186)
                                                                                        -----------            ------------
Total increase (decrease) in net assets                                                  46,461,488            (141,621,626)
Net assets at beginning of period                                                     1,010,780,686           1,152,402,312
                                                                                      -------------           -------------
Net assets at end of period                                                          $1,057,242,174          $1,010,780,686
                                                                                     ==============          ==============
Undistributed net investment income                                                  $    2,959,435          $    1,878,894
                                                                                     --------------          --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Dividend Opportunity Fund

(Unaudited as to Dec. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Dec. 31, 2004, American Express Financial Corporation (AEFC) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
16 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
17 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $429,802 for the six months ended Dec. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
18 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $541,952 for Class A, $139,954 for Class B and $585 for Class C for the six months ended Dec. 31, 2004.

During the six months ended Dec. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $11,280 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $121,713,578 and $189,217,121, respectively, for the six months ended Dec. 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $20,898 for the six months ended Dec. 31, 2004.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Six months ended Dec. 31, 2004
                                              Class A        Class B      Class C     Class I   Class Y
Sold                                       10,031,239      2,407,819      141,291        --      27,587
Issued for reinvested distributions         1,574,693        476,922       17,420        --         711
Redeemed                                  (15,372,186)    (9,548,484)    (218,872)       --     (43,438)
                                          -----------    -----------     --------     -----    --------
Net increase (decrease)                    (3,766,254)    (6,663,743)     (60,161)       --     (15,140)
                                          -----------    -----------     --------     -----    --------

                                                                Year ended June 30, 2004
                                              Class A        Class B      Class C    Class I*   Class Y
Sold                                       11,587,377      5,049,914      411,714     1,513      52,927
Issued for reinvested distributions         3,395,554      1,172,798       36,986       --        3,012
Redeemed                                  (33,179,306)   (14,933,682)    (524,560)      --     (132,930)
                                          -----------    -----------     --------     -----    --------
Net increase (decrease)                   (18,196,375)    (8,710,970)     (75,860)    1,513     (76,991)
                                          -----------    -----------     --------     -----    --------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
19 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Dec. 31, 2004, securities valued at $14,726,434 were on loan to brokers. For collateral, the Fund received $15,177,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $73,403 for the six months ended Dec. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $523,585,864 at June 30, 2004, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2004(f)      2004         2003          2002       2001
Net asset value, beginning of period                                     $6.39        $6.23        $6.59        $ 9.23      $9.16
                                                                         -----        -----        -----        ------      -----
Income from investment operations:
Net investment income (loss)                                               .12          .21          .18           .19        .14
Net gains (losses) (both realized and unrealized)                          .76          .15         (.36)        (2.36)       .45
                                                                         -----        -----        -----        ------      -----
Total from investment operations                                           .88          .36         (.18)        (2.17)       .59
                                                                         -----        -----        -----        ------      -----
Less distributions:
Dividends from net investment income                                      (.11)        (.20)        (.18)         (.18)      (.13)
Distributions from realized gains                                           --           --           --          (.29)      (.39)
                                                                         -----        -----        -----        ------      -----
Total distributions                                                       (.11)        (.20)        (.18)         (.47)      (.52)
                                                                         -----        -----        -----        ------      -----
Net asset value, end of period                                           $7.16        $6.39        $6.23        $ 6.59      $9.23
                                                                         -----        -----        -----        ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $757         $700         $795        $1,086     $1,704
Ratio of expenses to average daily net assets(b)                         1.04%(c)     1.02%        1.15%         1.06%      1.03%
Ratio of net investment income (loss) to average daily net assets        3.38%(c)     3.30%        3.02%         2.36%      1.62%
Portfolio turnover rate (excluding short-term securities)                  12%         118%         134%          106%        85%
Total return(d)                                                         13.83%(e)     5.87%       (2.40%)      (23.98%)     6.14%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
21 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2004(f)      2004         2003          2002       2001
Net asset value, beginning of period                                     $6.35        $6.19        $6.54        $ 9.17      $9.16
                                                                         -----        -----        -----        ------      -----
Income from investment operations:
Net investment income (loss)                                               .09          .16          .14           .12        .06
Net gains (losses) (both realized and unrealized)                          .75          .15         (.35)        (2.34)       .45
                                                                         -----        -----        -----        ------      -----
Total from investment operations                                           .84          .31         (.21)        (2.22)       .51
                                                                         -----        -----        -----        ------      -----
Less distributions:
Dividends from net investment income                                      (.08)        (.15)        (.14)         (.12)      (.11)
Distributions from realized gains                                           --           --           --          (.29)      (.39)
                                                                         -----        -----        -----        ------      -----
Total distributions                                                       (.08)        (.15)        (.14)         (.41)      (.50)
                                                                         -----        -----        -----        ------      -----
Net asset value, end of period                                           $7.11        $6.35        $6.19        $ 6.54      $9.17
                                                                         -----        -----        -----        ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $289         $301         $347          $531       $839
Ratio of expenses to average daily net assets(b)                         1.81%(c)     1.79%        1.92%         1.83%      1.80%
Ratio of net investment income (loss) to average daily net assets        2.58%(c)     2.53%        2.25%         1.59%       .86%
Portfolio turnover rate (excluding short-term securities)                  12%         118%         134%          106%        85%
Total return(d)                                                         13.32%(e)     5.08%       (3.04%)      (24.65%)     5.27%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
22 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2004(f)      2004         2003          2002       2001
Net asset value, beginning of period                                     $6.35        $6.19        $6.54        $ 9.17      $9.16
                                                                         -----        -----        -----        ------      -----
Income from investment operations:
Net investment income (loss)                                               .09          .16          .14           .12        .06
Net gains (losses) (both realized and unrealized)                          .75          .15         (.35)        (2.34)       .45
                                                                         -----        -----        -----        ------      -----
Total from investment operations                                           .84          .31         (.21)        (2.22)       .51
                                                                         -----        -----        -----        ------      -----
Less distributions:
Dividends from net investment income                                      (.08)        (.15)        (.14)         (.12)      (.11)
Distributions from realized gains                                           --           --           --          (.29)      (.39)
                                                                         -----        -----        -----        ------      -----
Total distributions                                                       (.08)        (.15)        (.14)         (.41)      (.50)
                                                                         -----        -----        -----        ------      -----
Net asset value, end of period                                           $7.11        $6.35        $6.19        $ 6.54      $9.17
                                                                         -----        -----        -----        ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $11          $10          $10           $12        $12
Ratio of expenses to average daily net assets(b)                         1.81%(c)     1.79%        1.93%         1.84%      1.80%
Ratio of net investment income (loss) to average daily net assets        2.61%(c)     2.54%        2.23%         1.63%       .88%
Portfolio turnover rate (excluding short-term securities)                  12%         118%         134%          106%        85%
Total return(d)                                                         13.33%(e)     5.11%       (3.03%)      (24.64%)     5.27%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2004(g)      2004(b)
Net asset value, beginning of period                                     $6.41        $6.64
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .13          .13
Net gains (losses) (both realized and unrealized)                          .76         (.24)
                                                                         -----        -----
Total from investment operations                                           .89         (.11)
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.12)        (.12)
                                                                         -----        -----
Net asset value, end of period                                           $7.18        $6.41
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--
Ratio of expenses to average daily net assets(c)                          .63%(d)      .60%(d)
Ratio of net investment income (loss) to average daily net assets        3.79%(d)     3.81%(d)
Portfolio turnover rate (excluding short-term securities)                  12%         118%
Total return(e)                                                         14.03%(f)    (1.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2004(f)      2004         2003          2002       2001
Net asset value, beginning of period                                     $6.41        $6.23        $6.59        $ 9.24      $9.16
                                                                         -----        -----        -----        ------      -----
Income from investment operations:
Net investment income (loss)                                               .12          .22          .19           .20        .15
Net gains (losses) (both realized and unrealized)                          .76          .17         (.36)        (2.36)       .45
                                                                         -----        -----        -----        ------      -----
Total from investment operations                                           .88          .39         (.17)        (2.16)       .60
                                                                         -----        -----        -----        ------      -----
Less distributions:
Dividends from net investment income                                      (.11)        (.21)        (.19)         (.20)      (.13)
Distributions from realized gains                                           --           --           --          (.29)      (.39)
                                                                         -----        -----        -----        ------      -----
Total distributions                                                       (.11)        (.21)        (.19)         (.49)      (.52)
                                                                         -----        -----        -----        ------      -----
Net asset value, end of period                                           $7.18        $6.41        $6.23        $ 6.59      $9.24
                                                                         -----        -----        -----        ------      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--          $--           $1            $1         $2
Ratio of expenses to average daily net assets(b)                          .87%(c)      .84%         .98%          .90%       .88%
Ratio of net investment income (loss) to average daily net assets        3.50%(c)     3.32%        3.13%         2.54%      1.79%
Portfolio turnover rate (excluding short-term securities)                  12%         118%         134%          106%        85%
Total return(d)                                                         13.90%(e)     6.35%       (2.23%)      (23.92%)     6.29%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
25 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

                                                 Beginning          Ending             Expenses
                                               account value     account value        paid during        Annualized
                                               July 1, 2004      Dec. 31, 2004       the period(a)      expense ratio
Class A
   Actual(b)                                      $1,000           $1,138.30             $5.61              1.04%
   Hypothetical (5% return before expenses)       $1,000           $1,019.96             $5.30              1.04%
Class B
   Actual(b)                                      $1,000           $1,133.20             $9.73              1.81%
   Hypothetical (5% return before expenses)       $1,000           $1,016.08             $9.20              1.81%
Class C
   Actual(b)                                      $1,000           $1,133.30             $9.73              1.81%
   Hypothetical (5% return before expenses)       $1,000           $1,016.08             $9.20              1.81%
Class I
   Actual(b)                                      $1,000           $1,140.30             $3.40               .63%
   Hypothetical (5% return before expenses)       $1,000           $1,022.03             $3.21               .63%
Class Y
   Actual(b)                                      $1,000           $1,139.00             $4.69               .87%
   Hypothetical (5% return before expenses)       $1,000           $1,020.82             $4.43               .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Dec. 31, 2004: +13.83% for Class A, +13.32% for Class B, +13.33% for Class C, +14.03% for Class I and +13.90% for Class Y.

--------------------------------------------------------------------------------
27 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
28 -- AXP DIVIDEND OPPORTUNITY FUND   --   2004 SEMIANNUAL REPORT

 (logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Real Estate
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Dec. 31, 2004

AXP Real Estate Fund seeks to provide shareholders with total return from both current income and capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      11

Notes to Financial Statements             14

Fund Expenses Example                     25

Proxy Voting                              27

--------------------------------------------------------------------------------
2 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
        AT DEC. 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Warren Spitz                      8/04                       20
Steve Schroll                     8/04                       23
Laton Spahr                       8/04                        5

FUND OBJECTIVE

To provide shareholders with total return from both current income and capital appreciation.

Inception dates by class
A: 3/4/04     B: 3/4/04    C: 3/4/04    I: 3/4/04     Y: 3/4/04

Ticker symbols by class
A: ARLAX      B: AESBX     C: --        I: AESIX      Y: --

Total net assets                                          $95.5 million

Number of holdings                                                   39

STYLE MATRIX

        STYLE
VALUE   BLEND    GROWTH
                           LARGE
  X                        MEDIUM SIZE
  X                        SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SEC YIELDS

At Dec. 31, 2004

     Class A     Class B   Class C   Class I   Class Y
       3.12%      2.49%     2.57%     3.69%     3.37%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Cumulative Total Returns on page 4 for additional performance information.

SECTOR COMPOSITION

Percentage of portfolio assets

[pie chart]

Offices 22.8%
Apartments 18.6%
Regional retail 16.4%
Local retail 10.5%
Industrial 10.1%
Other 7.8%
Hotels 6.6%
Diversified 6.2%
Storage 1.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Vornado Realty Trust*                                              5.2%
Simon Property Group*                                              5.2
ProLogis*                                                          5.2
Equity Office Properties Trust*                                    4.8
General Growth Properties*                                         4.7
Mills*                                                             4.0
Global Signal*                                                     3.7
Kimco Realty*                                                      3.5
Host Marriott*                                                     3.2
Starwood Hotels & Resorts Worldwide
(Lodging & gaming)                                                 3.2
* Real Estate Investment Trust (REIT)

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special considerations associated with investing in real estate funds. Principal risks associated with the Fund include market risk, issuer risk, diversification risk and sector/concentration risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Performance Summary

[bar chart]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Dec. 31, 2004

                  (bar 1)            (bar 2)            (bar 3)
                  +22.41%            +22.87%            +24.87%

(bar 1) AXP Real Estate Fund Class A (excluding sales charge)
(bar 2) Dow Jones Wilshire Real Estate Securities Index(1) (unmanaged) (bar 3) Lipper Real Estate Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Dow Jones Wilshire Real Estate Securities Index is an unmanaged capitalization-weighted index that measures the performance of publicly traded real estate securities, including REITs, and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is generally considered representative of the markets in which the Fund invests.

(2) The Lipper Real Estate Funds Index includes the 30 largest real estate funds tracked by Lipper Inc. The index's returns include reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

CUMULATIVE TOTAL RETURNS
                              Class A             Class B              Class C         Class I    Class Y
(Inception dates)            (3/4/04)            (3/4/04)             (3/4/04)        (3/4/04)   (3/4/04)
                                                        After               After
                        NAV(1)    POP(2)    NAV(1)     CDSC(3)   NAV(1)    CDSC(4)     NAV(5)     NAV(6)
at Dec. 31, 2004
6 months*              +22.41%   +15.37%   +21.92%    +16.92%   +21.91%   +20.91%     +22.55%     +22.46%
Since inception*       +23.71%   +16.60%   +22.87%    +17.87%   +22.85%   +21.85%     +23.85%     +23.88%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio management team discusses AXP Real Estate Fund's performance and positioning for the first half of the Fund's current fiscal year. The team began managing the Fund on Aug. 23, 2004.

At Dec. 31, 2004, approximately 41.4% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by American Express Financial Corporation (AEFC). As a result, it is possible AXP Real Estate Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 13, Class I capital share transactions for related activity during the most recent fiscal period). AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Real Estate Fund may experience increased expenses as it buys and sells securities to manage transactions for AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 17 and 25.

Q:  How did AXP Real Estate Fund perform for the six months ended Dec. 31,
    2004?

A: AXP Real Estate Fund rose 22.41% for the six months ended Dec. 31, 2004 (Class A shares, excluding sales charge). This was slightly less than the Dow Jones Wilshire Real Estate Securities Index (Wilshire Index), which advanced 22.87% over the same time frame. The Lipper Real Estate Funds Index, representing the Fund's peer group, rose 24.87% for the six months ended Dec. 31, 2004.

Q:  What factors most significantly influenced performance?

A: The real estate sector provided exceptionally strong returns between June and December 2004, outpacing the overall U.S. stock market by more than threefold (as measured by the Standard & Poor's 500 Index's 7.19% return for the six months ended Dec. 31, 2004). Real estate investment trusts (REITs) benefited from a strong U.S. economy, a relatively low interest rate environment and low bond yields, which drove income-seeking investors to REITs' higher income potential.

    The Fund outpaced its peer group index and provided returns in line with the Wilshire Index in the fourth calendar quarter of 2004. We recaptured ground we lost during the third quarter, when hotel stocks performed better-than-expected amid high valuations for some stocks. At the start of the fiscal period, the Fund had a lower-than-Wilshire Index weighting in hotels and this detracted from our relative results. Because hotel REITs had performed so well early in calendar year 2004, we were sensitive to their high valuations and, this past summer, we lowered the Fund's weighting a bit prematurely.

--------------------------------------------------------------------------------
5 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The real estate sector provided exceptionally strong returns between June and December 2004, outpacing the overall U.S. stock market by more than threefold. (end callout quote)

    A second negative factor during the fiscal period were regional retail REITs. Although the Fund had a market weighting in regional retail stocks, we did not own shares of The Rouse Company. During the third quarter, Rouse was acquired at a large premium by one of the Fund's holdings, General Growth Properties, the nation's second largest shopping mall operator. As is typical in takeover situations, Rouse's shares rose significantly after the deal was announced while shares of General Growth Properties fell.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: Our main concern during the period was the high level of stock valuations. Therefore, our strategy was to trim back or sell some holdings in the highest valued sectors and add to the more undervalued areas. We added to our existing positions in the undervalued office and regional retail groups. We also focused on selling stocks that were not in the Wilshire Index.

    The Fund experienced strong inflows during the six months ended Dec. 31, 2004. Together with asset appreciation, the Fund nearly tripled in size to more than $94 million during the fiscal period. We put new dollars to work in some of the lower valued real estate stocks we already owned. At Dec. 31, 2004, our individual stock weightings had changed such that four

IMPORTANT TAX INFORMATION

AXP Real Estate Fund invests in real estate investment trusts (REITs), which often do not provide complete tax information in time for a January 31 deadline for mailing tax information. If you owned shares of AXP Real Estate Fund in 2004, a Year End Information Notice was sent by Jan. 31, 2005. A Form 1099-DIV and/or Average Basis Information for Shares redeemed in 2004 (if applicable) will be sent when it is available. We expect this information to be available on or about March 1, 2005.-

-------------------------------------------------------------------------------

6 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Because of our outlook, we are particularly sensitive to two factors at the company level: balance sheet quality and exposure to rising rates. (end callout quote)

    of the Fund's top 10 holdings were REITs that were not among our top 10 holdings six months earlier. (See adjacent chart.) Overall portfolio turnover was relatively modest.

CHANGES TO TOP TEN HOLDINGS

Dec. 31, 2004 compared to June 30, 2004

Vornado Realty Trust*                                         Increased
Simon Property Group*                                    New to Top Ten
ProLogis*                                                     Increased
Equity Office Properties Trust*                          New to Top Ten
General Growth Properties*                                    Increased
Mills*                                                        Increased
Global Signal*                                                Decreased
Kimco Realty*                                            New to Top Ten
Host Marriott*                                           New to Top Ten
Starwood Hotels & Resorts Worldwide
(Lodging & gaming)                                            Decreased

* Real Estatement Investment Trust (REIT)

    No longer among Top Ten Holdings but still in the portfolio at Dec. 31, 2004 were Archstone-Smith Trust, AvalonBay Communities, and United Dominion Realty Trust. Boston Properties was eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

    Two areas of the market we see as somewhat undervalued are offices and local retail REITs. REITs in both sectors are trading at below average prices compared to funds from operations (FFO), a financial ratio used to measure relative value. During the period, we added to our holdings of office REITs such as Equity Office Properties Trust. At the end of December, the Fund had slightly greater-than-index positions in apartment buildings and industrial real estate and moderately lower-than-index weightings in hotels and storage. We have reallocated some of the Fund's exposure in the storage sub-sector, adding Public Storage and reducing our holdings in Extra Space Storage.

Q:  How do you plan to position the Fund in the months ahead?

A: We anticipate that the U.S. economy will continue to expand and the Federal Reserve will keep raising its short-term interest rate target at a steady pace through the end of 2005. Rising rates can be a negative factor for the REIT market, as this triggers more competition from bonds, bank CDs and other income-producing investments.

--------------------------------------------------------------------------------
7 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    Given the strong performance of REITs over the past two years, we are somewhat cautious regarding the year ahead. While we see a number of total return opportunities in the REIT market, we believe that capital appreciation potential is unlikely to match 2004's robust pace. In our view, dividend yield will be a more important part of the total return in 2005.

    Overall, the real estate sector could hold up reasonably well if rate increases are at a gradual pace and the U.S. economy continues to create new jobs. In fact, some real estate sub-sectors, such as apartments, can potentially benefit over the longer term from rising interest rates. This is because higher rates can increase consumer demand for rental apartments since fewer people at moderate income levels are able to afford to buy homes when rates rise significantly.

    Because of our outlook, we are particularly sensitive to two factors at the company level: balance sheet quality and exposure to rising rates. The recent buyout trend among REITs has left some companies with high debt levels on their balance sheets. We avoid owning companies with too much debt and we plan to monitor the amount of fixed rate vs. floating rate debt at REITs. In a rising rate environment, we will avoid companies that have a lot of variable rate debt.

    To sum up, we will continue to pay strict attention to stock valuations. Although it has become more difficult with the recent run-up, we will keep searching for opportunities in stocks that we perceive are trading at a discount to their worth. Our goal, as always, will be to use in-depth, bottom-up analysis to find undervalued companies with solid dividend-paying ability and attractive long-term growth potential.

--------------------------------------------------------------------------------
8 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

AXP Real Estate Fund

Dec. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.9%)
Issuer                                         Shares                 Value(a)

Financial services (1.0%)
Cohen & Steers                                 60,400                 $981,500

Lodging & gaming (3.1%)
Starwood Hotels &
  Resorts Worldwide                            50,900                2,972,560

Real estate investment trust (91.8%)
Acadia Realty Trust                            78,500                1,279,550
AMB Property                                   63,100                2,548,609
Apartment Investment &
  Management Cl A                              63,900                2,462,706
Archstone-Smith Trust                          68,900                2,638,870
Arden Realty                                   54,700                2,063,284
AvalonBay Communities                          39,300                2,959,290
BRE Properties Cl A                            42,800                1,725,268
Camden Property Trust                          36,000                1,836,000
CarrAmerica Realty                             64,800                2,138,400
Cousins Properties                             35,600                1,077,612
Crescent Real Estate Equities                 129,200                2,359,192
Developers Diversified Realty                  53,100                2,356,047
Equity Office Properties Trust                154,700                4,504,864
Essex Property Trust                           18,000                1,508,400
Extra Space Storage                            99,200                1,322,336
Federal Realty Investment Trust                37,200                1,921,380
First Industrial Realty Trust                  45,400                1,849,142
General Growth Properties                     121,200                4,382,592
Glimcher Realty Trust                          75,100                2,081,021
Global Signal                                 128,000                3,525,120
Host Marriott                                 175,500                3,036,150
Kilroy Realty                                  46,900                2,004,975
Kimco Realty                                   57,400                3,328,626
Liberty Property Trust                         52,800                2,280,960
Mills                                          58,800                3,749,088
Post Properties                                37,300                1,301,770
Prentiss Properties Trust                      38,600                1,474,520
ProLogis                                      111,900                4,848,627
Public Storage                                 16,200                  903,150
Reckson Associates Realty                      54,500                1,788,145
Regency Centers                                37,000                2,049,800
Simon Property Group                           75,200                4,863,184
Trizec Properties                             105,200                1,990,384
United Dominion Realty Trust                  102,900                2,551,920
Vornado Realty Trust                           63,900                4,864,707
Total                                                               87,575,689

Total common stocks
(Cost: $77,821,887)                                                $91,529,749

Short-term securities (2.7%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nts
  02-01-05                2.27%            $1,500,000               $1,496,974
  02-11-05                2.31              1,100,000                1,097,048

Total short-term securities
(Cost: $2,594,187)                                                  $2,594,022

Total investments in securities
(Cost: $80,416,074)(b)                                             $94,123,771

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Dec. 31, 2004, the cost of securities for federal income tax purposes was approximately $80,416,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $13,792,000
      Unrealized depreciation                                          (84,000)
                                                                       -------
      Net unrealized appreciation                                  $13,708,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
10 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Real Estate Fund

Dec. 31, 2004 (Unaudited) Assets
Investments in securities, at value (Note 1)
   (identified cost $80,416,074)                                                                                $94,123,771
Cash in bank on demand deposit                                                                                      686,487
Capital shares receivable                                                                                           200,222
Dividends and accrued interest receivable                                                                           467,916
                                                                                                                    -------
Total assets                                                                                                     95,478,396
                                                                                                                 ----------
Liabilities
Accrued investment management services fee                                                                            2,192
Accrued distribution fee                                                                                                638
Accrued transfer agency fee                                                                                             295
Accrued administrative services fee                                                                                     130
Other accrued expenses                                                                                               24,427
                                                                                                                     ------
Total liabilities                                                                                                    27,682
                                                                                                                     ------
Net assets applicable to outstanding capital stock                                                              $95,450,714
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $    76,009
Additional paid-in capital                                                                                       81,148,970
Undistributed net investment income                                                                                 749,723
Accumulated net realized gain (loss)                                                                               (231,685)
Unrealized appreciation (depreciation) on investments                                                            13,707,697
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                        $95,450,714
                                                                                                                ===========
Net assets applicable to outstanding shares:                  Class A                                           $43,340,802
                                                              Class B                                           $11,814,765
                                                              Class C                                           $   714,033
                                                              Class I                                           $39,554,077
                                                              Class Y                                           $    27,037
Net asset value per share of outstanding capital stock:       Class A shares                  3,451,331         $     12.56
                                                              Class B shares                    944,575         $     12.51
                                                              Class C shares                     57,078         $     12.51
                                                              Class I shares                  3,145,804         $     12.57
                                                              Class Y shares                      2,154         $     12.55
                                                                                                  -----         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Real Estate Fund

Six months ended Dec. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 2,049,508
Interest                                                                                                             28,358
                                                                                                                     ------
Total income                                                                                                      2,077,866
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  286,214
Distribution fee
   Class A                                                                                                           36,895
   Class B                                                                                                           37,866
   Class C                                                                                                            2,313
Transfer agency fee                                                                                                  33,565
Incremental transfer agency fee
   Class A                                                                                                            2,711
   Class B                                                                                                            1,568
   Class C                                                                                                               93
Service fee -- Class Y                                                                                                   11
Administrative services fees and expenses                                                                            16,429
Compensation of board members                                                                                         1,970
Custodian fees                                                                                                       16,993
Printing and postage                                                                                                  7,870
Registration fees                                                                                                    19,785
Audit fees                                                                                                            9,000
Other                                                                                                                   768
                                                                                                                        ---
Total expenses                                                                                                      474,051
   Expenses waived/reimbursed by AEFC (Note 2)                                                                       (7,827)
                                                                                                                     ------
                                                                                                                    466,224
   Earnings credits on cash balances (Note 2)                                                                        (2,315)
                                                                                                                     ------
Total net expenses                                                                                                  463,909
                                                                                                                    -------
Investment income (loss) -- net                                                                                   1,613,957
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realixed gain (loss) on security transactions (Note 3)                                                          517,927
Net change in unrealized appreciation (depreciation) on investments                                              12,518,899
                                                                                                                 ----------
Net gain (loss) on investments                                                                                   13,036,826
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $14,650,783
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Real Estate Fund                                                                         Dec. 31, 2004      For the period
                                                                                           Six months ended   from March 4, 2004*
                                                                                              (Unaudited)      to June 30, 2004
Operations and distributions
Investment income (loss) -- net                                                              $ 1,613,957        $   176,981
Net realized gain (loss) on investments                                                          517,927            (19,919)
Net change in unrealized appreciation (depreciation) on investments                           12,518,899          1,116,406
                                                                                              ----------          ---------
Net increase (decrease) in net assets resulting from operations                               14,650,783          1,273,468
                                                                                              ----------          ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                   (456,123)                --
      Class B                                                                                    (92,467)                --
      Class C                                                                                     (5,561)                --
      Class I                                                                                   (446,266)                --
      Class Y                                                                                       (355)                --
   Net realized gain
      Class A                                                                                   (343,899)                --
      Class B                                                                                    (95,259)                --
      Class C                                                                                     (5,829)                --
      Class I                                                                                   (325,986)                --
      Class Y                                                                                       (223)                --
                                                                                              ----------          ---------
Total distributions                                                                           (1,771,968)                --
                                                                                              ----------          ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                    23,897,142         14,997,063
   Class B shares                                                                              6,722,265          4,114,231
   Class C shares                                                                                475,556            216,404
   Class I shares                                                                             27,616,764          9,690,330
   Class Y shares                                                                                  7,900              4,037
Reinvestment of distributions at net asset value
   Class A shares                                                                                773,070                 --
   Class B shares                                                                                182,165                 --
   Class C shares                                                                                 10,812                 --
   Class I shares                                                                                772,004                 --
   Class Y shares                                                                                    306                 --
Payments for redemptions
   Class A shares                                                                             (4,259,733)          (356,903)
   Class B shares (Note 2)                                                                      (769,264)           (51,845)
   Class C shares (Note 2)                                                                       (93,790)                --
   Class I shares                                                                             (4,730,662)           (17,336)
   Class Y shares                                                                                    (20)                --
                                                                                              ----------          ---------
Increase (decrease) in net assets from capital share transactions                             50,604,515         28,595,981
                                                                                              ----------          ---------
Total increase (decrease) in net assets                                                       63,483,330         29,869,449
Net assets at beginning of period (Note 1)                                                    31,967,384          2,097,935**
                                                                                              ----------          ---------
Net assets at end of period                                                                  $95,450,714        $31,967,384
                                                                                             ===========        ===========
Undistributed net investment income                                                          $   749,723        $   136,538
                                                                                             -----------        -----------

  *  When shares became publicly available.

 ** Initial capital of $2,026,270 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $71,665 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Real Estate Fund

(Unaudited as to Dec. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments. On Feb. 19, 2004, American Express Financial Corporation (AEFC) invested $2,026,270* in the Fund (197,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 2,627** shares for Class I and 1,000 shares for Class
Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on March 4, 2004.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Dec. 31, 2004, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 41.44% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

  * Includes $16,270 invested by the AXP Portfolio Builder Series funds.

 ** Includes 1,627 shares purchased by the AXP Portfolio Builder Series funds.

--------------------------------------------------------------------------------
14 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
15 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
16 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. The Fund estimates the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.84% to 0.72% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Real Estate Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $7,606 for the six months ended Dec. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
17 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $291,529 for Class A, $1,422 for Class B and $97 for Class C for the six months ended Dec. 31, 2004.

For the six months ended Dec. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.48% for Class A, 2.26% for Class B, 2.26% for Class C, 1.08% for Class I and 1.33% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $5,982, $1,237, $68 and $3, respectively, which represent 0.04%, 0.03%, 0.03% and 0.02%, respectively, of the Fund's average daily net assets. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until June 30, 2005. Under this agreement, net expenses will not exceed 1.49% for Class A, 2.27% for Class B, 2.27% for Class C, 1.17% for Class I and 1.34% for Class Y of the Fund's average daily net assets.

During the six months ended Dec. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $2,315 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
18 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $67,603,843 and $19,690,806 respectively, for the six months ended Dec. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Dec. 31, 2004
                                              Class A      Class B       Class C       Class I      Class Y
Sold                                        2,102,258      594,922        41,813     2,511,267         727
Issued for reinvested distributions            61,747       14,608           867        61,612          24
Redeemed                                     (364,733)     (69,457)       (8,127)     (403,462)         (2)
                                            ---------      -------        ------     ---------         ---
Net increase (decrease)                     1,799,272      540,073        34,553     2,169,417         749
                                            ---------      -------        ------     ---------         ---

                                                              March 4, 2004* to June 30, 2004
                                              Class A      Class B       Class C       Class I      Class Y
Sold                                        1,491,461      408,873        21,525       975,418         405
Issued for reinvested distributions                --           --            --            --          --
Redeemed                                      (36,402)      (5,371)           --        (1,658)         --
                                            ---------      -------        ------     ---------         ---
Net increase (decrease)                     1,455,059      403,502        21,525       973,760         405
                                            ---------      -------        ------     ---------         ---

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2004.

--------------------------------------------------------------------------------
19 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                  2004(h)          2004(b)
Net asset value, beginning of period                                         $10.46           $10.35
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .19              .06
Net gains (losses) (both realized and unrealized)                              2.15              .05
                                                                             ------           ------
Total from investment operations                                               2.34              .11
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.14)              --
Distributions from realized gains                                              (.10)              --
                                                                             ------           ------
Total distributions                                                            (.24)              --
                                                                             ------           ------
Net asset value, end of period                                               $12.56           $10.46
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $43              $17
Ratio of expenses to average daily net assets(c),(d)                          1.48%(e)         1.49%(e)
Ratio of net investment income (loss) to average daily net assets             4.73%(e)         3.76%(e)
Portfolio turnover rate (excluding short-term securities)                       31%              49%
Total return(f)                                                              22.41%(g)         1.06%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.52% for the six months ended Dec. 31, 2004 and 3.86% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
20 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                  2004(h)          2004(b)
Net asset value, beginning of period                                         $10.43           $10.35
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .15              .05
Net gains (losses) (both realized and unrealized)                              2.14              .03
                                                                             ------           ------
Total from investment operations                                               2.29              .08
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.11)              --
Distributions from realized gains                                              (.10)              --
                                                                             ------           ------
Total distributions                                                            (.21)              --
                                                                             ------           ------
Net asset value, end of period                                               $12.51           $10.43
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12               $4
Ratio of expenses to average daily net assets(c),(d)                          2.26%(e)         2.26%(e)
Ratio of net investment income (loss) to average daily net assets             4.04%(e)         3.12%(e)
Portfolio turnover rate (excluding short-term securities)                       31%              49%
Total return(f)                                                              21.92%(g)          .77%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.29% for the six months ended Dec. 31, 2004 and 4.63% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Dec. 31, 2004 (Unaudited).
--------------------------------------------------------------------------------
21 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                  2004(h)          2004(b)
Net asset value, beginning of period                                         $10.43           $10.35
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .15              .05
Net gains (losses) (both realized and unrealized)                              2.13              .03
                                                                             ------           ------
Total from investment operations                                               2.28              .08
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.10)              --
Distributions from realized gains                                              (.10)              --
                                                                             ------           ------
Total distributions                                                            (.20)              --
                                                                             ------           ------
Net asset value, end of period                                               $12.51           $10.43
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1              $--
Ratio of expenses to average daily net assets(c),(d)                          2.26%(e)         2.27%(e)
Ratio of net investment income (loss) to average daily net assets             4.06%(e)         3.20%(e)
Portfolio turnover rate (excluding short-term securities)                       31%              49%
Total return(f)                                                              21.91%(g)          .77%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.29% for the six months ended Dec. 31, 2004 and 4.64% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
22 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2004(h)          2004(b)
Net asset value, beginning of period                                         $10.46           $10.35
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .20              .06
Net gains (losses) (both realized and unrealized)                              2.16              .05
                                                                             ------           ------
Total from investment operations                                               2.36              .11
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.15)              --
Distributions from realized gains                                              (.10)              --
                                                                             ------           ------
Total distributions                                                            (.25)              --
                                                                             ------           ------
Net asset value, end of period                                               $12.57           $10.46
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $40              $10
Ratio of expenses to average daily net assets(c)                              1.08%(d)         1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets             5.20%(d)         5.50%(d)
Portfolio turnover rate (excluding short-term securities)                       31%              49%
Total return(f)                                                              22.55%(g)         1.06%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 3.54% for the period ended June 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2004(h)          2004(b)
Net asset value, beginning of period                                         $10.47           $10.35
                                                                             ------           ------
Income from investment operations:
Net investment income (loss)                                                    .20              .06
Net gains (losses) (both realized and unrealized)                              2.15              .06
                                                                             ------           ------
Total from investment operations                                               2.35              .12
                                                                             ------           ------
Less distributions:
Dividends from net investment income                                           (.17)              --
Distributions from realized gains                                              (.10)              --
                                                                             ------           ------
Total distributions                                                            (.27)              --
                                                                             ------           ------
Net asset value, end of period                                               $12.55           $10.47
                                                                             ------           ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--              $--
Ratio of expenses to average daily net assets(c),(d)                          1.33%(e)         1.13%(e)
Ratio of net investment income (loss) to average daily net assets             4.61%(e)         3.62%(e)
Portfolio turnover rate (excluding short-term securities)                       31%              49%
Total return(f)                                                              22.46%(g)         1.16%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% for the six months ended Dec. 31, 2004 and 3.50% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Dec. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
25 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

                                                    Beginning             Ending               Expenses
                                                  account value        account value          paid during        Annualized
                                                  July 1, 2004         Dec. 31, 2004         the period(a)      expense ratio
Class A
   Actual(b)                                         $1,000              $1,224.10               $8.30              1.48%
   Hypothetical (5% return before expenses)          $1,000              $1,017.74               $7.53              1.48%
Class B
   Actual(b)                                         $1,000              $1,219.20              $12.64              2.26%
   Hypothetical (5% return before expenses)          $1,000              $1,013.81              $11.47              2.26%
Class C
   Actual(b)                                         $1,000              $1,219.10              $12.64              2.26%
   Hypothetical (5% return before expenses)          $1,000              $1,013.81              $11.47              2.26%
Class I
   Actual(b)                                         $1,000              $1,225.50               $6.06              1.08%
   Hypothetical (5% return before expenses)          $1,000              $1,019.76               $5.50              1.08%
Class Y
   Actual(b)                                         $1,000              $1,224.60               $7.46              1.33%
   Hypothetical (5% return before expenses)          $1,000              $1,018.50               $6.77              1.33%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Dec. 31, 2004: +22.41% for Class A, +21.92% for Class B, +21.91% for Class C, +22.55% for Class I and +22.46% for Class Y.

--------------------------------------------------------------------------------
26 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
27 -- AXP REAL ESTATE FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Sector Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 4, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 4, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 4, 2005